Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions
Acquisitions

Note 6. Acquisitions

        Acquisitions have been accounted for using the acquisition method and, accordingly, the results of operations of the acquired businesses have been included in the Company's Consolidated Financial Statements since their dates of acquisition. The assets and liabilities of these businesses were recorded in the financial statements at their estimated fair values as of the acquisition dates.

Current Year

        During the year ended December 31, 2011, the Company completed several lawn care and pest control and termite acquisitions for a total net purchase price of $57.1 million. Related to these acquisitions, the Company recorded goodwill of $39.5 million and other intangibles of $16.2 million.

Prior Years

        During the year ended December 31, 2010 and 2009, the Company completed several lawn care and pest control and termite acquisitions, along with several Merry Maids' franchise acquisitions, for a total net purchase price of $70.9 million and $35.7 million, respectively. Related to these acquisitions, the Company recorded goodwill of $50.2 million and $28.8 million and other intangibles of $17.6 million and $9.1 million in 2010 and 2009, respectively.

Cash Flow Information for Acquisitions

        Supplemental cash flow information regarding the Company's acquisitions, excluding the Merger, is as follows:

	Year Ended December 31,
(In thousands)	2011	2010	2009
Purchase price (including liabilities assumed)	$58,844	$73,142	$37,722
Less liabilities assumed	(1,700)	(2,243)	(2,070)

Net purchase price	$57,144	$70,899	$35,652

Net cash paid for acquisitions	$44,365	$57,941	$32,647
Seller financed debt	12,779	12,958	3,005

Payment for acquisitions	$57,144	$70,899	$35,652